SECOND AMENDMENT TO
                    AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT ("Amendment") is made this 14th day of May, 1996 by and between Huntington #1 1996 LLC, a Colorado limited liability company ("Purchaser"), and Huntington Plaza Limited Partnership, an Illinois limited partnership ("Seller").

     WHEREAS, Seller and the predecessor of Purchaser entered into an Agreement of Sale, dated as of April 26, 1996 and a First Amendment to Agreement of Sale and Escrow Agreement, dated April 26, 1996 (collectively, the "Agreement", to which reference should be made for all terms not otherwise herein defined), pertaining to the Property commonly known as Huntington Plaza Shopping Center, Huntington, Indiana; and

     WHEREAS, Purchaser and Seller desire to amend the Agreement to provide for the extension of the closing date, as more fully herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Closing Date. The Closing Date pursuant to Section 8 of the Agreement is amended by extending the Closing Date from May 21, 1996 to May 23, 1996.
The Extended Closing Date shall continue to be June 27, 1996, which must be exercised by Purchaser by providing written notice thereof to Seller on or before May 17, 1996, together with the additional Earnest Money of $50,000.00, as more fully provided in Section 8.b. of the Agreement.

     2. Force and Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. As herein modified, the Agreement shall remain in full force and effect in accordance with the terms and conditions thereof.

     3. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute the binding and enforceable agreement of the parties hereto. This Amendment may be executed and delivered by a party by facsimile transmission, which transmission copy shall be considered an original, and shall be binding and enforceable against such party.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                         PURCHASER:

                         HUNTINGTON #1 1996, LLC,
                         a Colorado limited liability company

                         By: /s/ Martin H. Herzog, Manager
                                --------------------------------------
                                 Martin Howard Herzog, Manager

                         SELLER:

                         HUNTINGTON PLAZA LIMITED
                         PARTNERSHIP, an Illinois limited
                         partnership

                         By:  Huntington Plaza, Inc., an
                                 an Illinois corporation, the
                                 General Partner

                              By:  /s/ Phillip Schechter
                                     --------------------------
                              Name:  Phillip Schechter
                              Title:  Authorized Agent

                         ESCROW AGENT:

                         FIRST AMERICAN TITLE
                         INSURANCE COMPANY

                         By:
                            -----------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------
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